Exhibit 10.35
ORACLE CORPORATION
and
OZARK HOLDING INC.
Officers’ Certificate
     Pursuant to Section 2.01 and Section 2.03 of the Indenture dated as of January 13, 2006 (the “Indenture”) by and among Oracle Corporation (the “Company”), Ozark Holding Inc. (the “Co-Issuer”) and Citibank, N.A., as Trustee (the “Trustee”), the undersigned officers do hereby certify, in connection with the issuance of (i) $1,500,000,000 aggregate principal amount of Floating Rate Notes due 2009 (“Notes due 2009”), (ii) $2,250,000,000 aggregate principal amount of 5.00% Notes due 2011 (“Notes due 2011”) and (iii) $2,000,000,000 aggregate principal amount of 5.25% Notes due 2016 (“Notes due 2016” and, together with the Notes due 2009 and the Notes due 2011, the “Notes”), that the terms of the Notes are as follows:
     Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture. For purposes of this Officers’ Certificate, the “Issuer” means, unless otherwise explicitly provided herein, each of the Company and the Co-Issuer until the consummation of the Discharge Event, from which time the “Issuer” shall mean solely the Remaining Obligor.
Notes due 2009

Title:	Floating Rate Notes due 2009

Issuer:	The Notes due 2009 are issued by the Company and the Co-Issuer.

Upon the consummation of a Discharge Event, either the Company or the Co-Issuer will be discharged from the obligation to pay the principal and interest on the Notes due 2009 and from all other obligations and covenants under the Indenture and the Notes due 2009, and the Remaining Obligor shall be the sole Issuer (and sole obligor) under the Notes due 2009 and the Indenture.

Aggregate Principal Amount at Maturity:	$1,500,000,000

Principal Payment Date:	January 13, 2009

Interest:	Floating rate equal to three-month LIBOR plus 0.23%

Date from which Interest will Accrue:	January 13, 2006

Interest Payment Dates:	January 13, April 13, July 13 and October 13, commencing on April 13, 2006

Exchange Offer; Registration Rights:	The Issuer intends to register a series of notes with the SEC (“exchange notes”) having substantially identical terms as the Notes due 2009 as part of an offer to exchange generally freely tradable exchange notes for the Notes due 2009. The Issuer is required to file a registration statement for the exchange notes with the SEC within 90 calendar days of the issue date of Notes due 2009, use its commercially reasonable efforts to cause that registration statement to be declared effective within 180 calendar days after the issuance of the notes and use its commercially reasonable efforts to consummate the exchange offer within 210 calendar days of the issue date of the notes. Under certain circumstances the Issuer may also be required to file and pursue effectiveness of a shelf registration statement with respect to the resale of the notes. If the Issuer fails to perform its registration obligations, holders of the Notes due 2009 will be entitled to a special interest premium of 0.25% per annum until the such obligations are fulfilled. The foregoing description of the exchange offer and registration rights is qualified by reference to the Registration Rights Agreement among the Issuer, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Securities LLC dated as of the date hereof (the “Registration Rights Agreement”), which agreement is incorporated by reference into this Officers’ Certificate.

Redemption:	The Issuer may at its option redeem the Notes due 2009 in whole or in part, at any time on or after January 16, 2007, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of the Notes due 2009, at the principal amount of the Notes due 2009 being redeemed, plus accrued interest thereon.

Conversion:	None

Sinking Fund:	None

Transfer Restrictions:	The Notes due 2009 have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Until such time as the exchange notes are issued or the Notes due 2009 are resold in a registered transaction under the Securities Act, the provisions contained in the Rule 144A/Regulation S Appendix attached hereto (the “Appendix”), which is hereby incorporated in and expressly made part of this Officers’ Certificate, shall apply.

Miscellaneous:	The terms of the Notes due 2009 shall include such other terms as are set forth in the form of Notes due 2009 attached hereto as Exhibit A and in the Indenture.
Notes due 2011

Title:	5.00% Notes due 2011

Issuer:	The Notes due 2011 are issued by the Company and the Co-Issuer. Upon the consummation of a Discharge Event, either the Company or the Co-Issuer will be discharged from the obligation to pay the principal and interest on the Notes due 2011 and from all other obligations and covenants under the Indenture and the Notes due 2011, and the Remaining Obligor shall be the sole Issuer (and sole obligor) under the Notes due 2011 and the Indenture.

Aggregate Principal Amount at Maturity:	$2,250,000,000

Principal Payment Date:	January 15, 2011

Interest:	5.00% per annum

Date from which Interest will Accrue:	January 13, 2006

Interest Payment Dates:	January 15 and July 15, commencing on July 15, 2006

Exchange Offer; Registration Rights:	The Issuer intends to register a series of notes with the SEC having substantially identical terms as the Notes due 2011 as part of an offer to exchange generally freely tradable exchange notes for the Notes due 2011. The Issuer is required to file a registration statement for the exchange notes with the SEC within 90 calendar days of the issue date of Notes due 2011, use its commercially reasonable efforts to cause that registration statement to be declared effective within 180 calendar days after the issuance of the notes and use its commercially reasonable efforts to consummate the exchange offer within 210 calendar days of the issue date of the notes. Under certain circumstances the Issuer may also be required to file and pursue effectiveness of a shelf registration statement with respect to the resale of the notes. If the Issuer fails to perform its registration obligations, holders of the Notes due 2011 will be entitled to a special interest premium of 0.25% per annum until such obligations are fulfilled. The foregoing description of the exchange offer and registration rights is qualified by reference to the Registration Rights Agreement, which is incorporated by reference into this Officers’ Certificate.

Redemption:	The Issuer may at its option redeem the Notes due 2011 in whole or in part, at any time or from time to time prior to their maturity, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of the Notes due 2011, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes due 2011 being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) of the Notes due 2011 being redeemed at, in each case, the Treasury Rate (as defined in the Notes due 2011) plus 15 basis points, plus, in each case, accrued interest thereon to the date of redemption.

Conversion:	None

Sinking Fund:	None

Transfer Restrictions:	The Notes due 2011 have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Until such time as the exchange notes are issued or the Notes due 2011 are resold in a registered transaction under the Securities Act, the provisions contained in the Appendix, which is hereby incorporated in and expressly made part of this Officers’ Certificate, shall apply.

Miscellaneous:	The terms of the Notes due 2011 shall include such other terms as are set forth in the form of Notes due 2011 attached hereto as Exhibit B and in the Indenture.
Notes due 2016

Title:	5.25% Notes due 2016

Issuer:	The Notes due 2016 are issued by the Company and the Co-Issuer. Upon the consummation of a Discharge Event, either the Company or the Co-Issuer will be discharged from the obligation to pay the principal and interest on the Notes due 2016 and from all other obligations and covenants under the Indenture and the Notes due 2016, and the Remaining Obligor shall be the sole Issuer (and sole obligor) under the Notes due 2016 and the Indenture.

Aggregate Principal Amount at Maturity:	$2,000,000,000

Principal Payment Date:	January 15, 2016

Interest:	5.25% per annum

Date from which Interest will Accrue:	January 13, 2006

Interest Payment Dates:	January 15 and July 15, commencing on July 15, 2006

Exchange Offer; Registration Rights:	The Issuer intends to register a series of notes with the SEC having substantially identical terms as the Notes due 2016 as part of an offer to exchange generally freely tradable exchange notes for the Notes due 2016. The Issuer is required to file a registration statement for the exchange notes with the SEC within 90 calendar days of the issue date of Notes due 2016, use its commercially reasonable efforts to cause that registration statement to be declared effective within 180 calendar days after the issuance of the notes and use its commercially reasonable efforts to consummate the exchange offer within 210 calendar days of the issue date of the notes. Under certain circumstances the Issuer may also be required to file and pursue effectiveness of a shelf registration statement with respect to the resale of the notes. If the Issuer fails to perform its registration obligations, holders of the Notes due 2016 will be entitled to a special interest premium of 0.25% per annum until the such obligations are fulfilled. The foregoing description of the exchange offer and registration rights is qualified by reference to the Registration Rights Agreement, which is incorporated by reference into this Officers’ Certificate.

Redemption:	The Issuer may at its option redeem the Notes due 2016 in whole or in part, at any time or from time to time prior to their maturity, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of the Notes due 2016, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes due 2016 being redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued as of the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) of the Notes due 2016 being redeemed at, in each case, the Treasury Rate (as defined in the Notes due 2016) plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption.

Conversion:	None

Sinking Fund:	None

Transfer Restrictions:	The Notes due 2016 have not been registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Until such time as the exchange notes are issued or the Notes due 2016 are resold in a registered transaction under the Securities Act, the provisions contained in the Appendix, which is hereby incorporated in and expressly made part of this Officers’ Certificate, shall apply.

Miscellaneous:	The terms of the Notes due 2016 shall include such other terms as are set forth in the form of Notes due 2016 attached hereto as Exhibit C and in the Indenture.
     Subject to the representations, warranties and covenants described in the Indenture, any amendment or supplement thereto, the Issuer shall be entitled,

subject to authorization by the Board of Directors of the Issuer and an Officers’ Certificate, to issue additional notes from time to time under each series of notes issued hereby. Any such additional notes of a series shall have identical terms as the Notes due 2009, the Notes due 2011 or the Notes due 2016, as the case may be, issued on the issue date, other than with respect to the date of issuance and the issue price (together the “Additional Notes”). Any Additional Notes will be issued in accordance with Section 2.03 of the Indenture and provisions set forth in the Appendix.
     The Trustee shall be the initial calculation agent, transfer agent, registrar and paying agent with respect to the Notes.
     Each such officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officers’ Certificate and in the Appendix are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such officers’ opinion, they have made such examination or investigation as is necessary to enable such officers to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officers’ opinion, such covenants and conditions have been complied with.

     IN WITNESS WHEREOF, the undersigned officers of the Company and the Co-Issuer have duly executed this certificate as of January 13, 2006.

ORACLE CORPORATION
By:	/s/ Safra A. Catz
	Name:	Safra A. Catz
	Title:	President and Chief Financial Officer

By:	/s/ Eric R. Ball
	Name:	Eric R. Ball
	Title:	Treasurer

OZARK HOLDING INC.
By:	/s/ Safra A. Catz
	Name:	Safra A. Catz
	Title:	President and Chief Financial Officer

By:	/s/ Eric R. Ball
	Name:	Eric R. Ball
	Title:	Treasurer

RULE 144A/REGULATION S
APPENDIX
PROVISIONS RELATING TO THE INITIAL NOTES,
AND EXCHANGE NOTES
1. Definitions
          Capitalized terms used but not otherwise defined in this Appendix shall have the meanings assigned in the Officers’ Certificate of which this Appendix is expressly made part, or, if not defined therein, in the Indenture. For the purposes of this Appendix the following terms shall have the meanings indicated below:
          “Applicable Procedures” means, with respect to any transfer or transaction involving a Temporary Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depositary, Euroclear and Clearstream, for such a Temporary Regulation S Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.
          “Clearstream” means Clearstream Banking, société anonyme or any successor securities clearing agency.
          “Definitive Security” means a certificated Initial Note or Exchange Note bearing, if required, the restricted securities legend set forth in Section 2.4(e).
          “Distribution Compliance Period”, with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the Issue Date with respect to such Securities.
          “Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor securities clearing agency.
          “Exchange Notes” means (a) the applicable series of the following: (1) the Floating Rate Notes due 2009; (2) the 5.00% Notes due 2011 and (3) the 5.25% Notes due 2016, each as issued pursuant to the Indenture in exchange for, and in aggregate principal amount equal to, the applicable series of Notes and (b) any Additional Notes in compliance with one or more Registration Rights Agreements.
          “Initial Notes” means (a) the applicable series of the following: (1) $1,500,000,000 aggregate principal amount of Floating Rate Notes due 2009; (2) $2,250,000,000 aggregate principal amount of 5.00% Notes due 2011; and (3) $2,000,000,000 aggregate principal amount of 5.25% Notes due 2016 and (b) any

Additional Notes, if any, issued in a transaction exempt from the registration requirements of the Securities Act.
          “Initial Purchasers” means (1) with respect to the Initial Notes issued on the Issue Date, the several initial purchasers listed on Schedule 1 of the Purchase Agreement dated January 10, 2006, for whom Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC acted as representatives and (2) with respect to each issuance of Additional Notes, the Persons purchasing such Additional Notes under the related Purchase Agreement.
          “Permanent Regulation S Global Security” has the meaning assigned to such term in Section 2.1.
          “Purchase Agreement” means (1) with respect to the Initial Notes issued on the Issue Date, the Purchase Agreement dated January 10, 2006, among the Company, the Co-Issuer and the Initial Purchasers, and (2) with respect to each issuance of Additional Notes, the purchase agreement or underwriting agreement among the Issuer and the Persons purchasing such Additional Notes.
          “QIB” means a “qualified institutional buyer” as defined in Rule 144A.
          “Registered Exchange Offer” means the offer by the Issuer, pursuant to a Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.
          “Registration Rights Agreement” means (1) with respect to the Initial Notes issued on the Issue Date, the Registration Rights Agreement dated January 13, 2006, among the Company, the Co-Issuer and the Initial Purchasers, and (2) with respect to each issuance of Additional Notes issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Issuer and the Persons purchasing such Additional Notes under the related Purchase Agreement.
          “Regulation S” has the meaning assigned to such term in Section 2.1.
          “Rule 144A” has the meaning assigned to such term in Section 2.1.
          “Rule 144A Global Security” has the meaning assigned to such term in Section 2.1.
          “Rule 144A Securities” means all Notes offered and sold to QIBs in reliance on Rule 144A.
          “Securities” means the Initial Notes and the Exchange Notes, treated as a single class.
          “Securities Act” means the Securities Act of 1933, as amended.

          “Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depositary), or any successor Person thereto and shall initially be the Trustee.
          “Shelf Registration Statement” means the registration statement, if any, filed by the Issuer in connection with the resale of Initial Notes pursuant to a Registration Rights Agreement.
          “Temporary Regulation S Global Security” has the meaning assigned to such term in Section 2.1.
          “Transfer Restricted Securities” means Securities that bear or are required to bear the legend relating to restrictions on transfer relating to the Securities Act set forth in Section 2.4(e) hereto.
2. The Securities.
          2.1. Form and Dating. (a) The Initial Notes will be offered and sold by the Issuer pursuant to the Purchase Agreement. The Initial Notes will be resold initially only to (i) QIBs in reliance on Rule 144A under the Securities Act (“Rule 144A”) and (ii) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S under the Securities Act (“Regulation S”). The Initial Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Initial Notes initially resold pursuant to Rule 144A shall be issued initially in the form of one or more permanent Global Securities in definitive, fully registered form (collectively, the “Rule 144A Global Security”) and Initial Notes initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary global securities in definitive, fully registered form (collectively, the “Temporary Regulation S Global Security”), in each case without interest coupons and with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto, which shall be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Issuer and authenticated by the Trustee as provided in the Indenture. The initial Depositary for the Global Securities shall be The Depository Trust Company, New York, New York.
          Beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security, a permanent global security (the “Permanent Regulation S Global Security”), or any other Security without a legend containing restrictions on transfer of such Security prior to the expiration of the Distribution Compliance Period and then only upon certification in form reasonably satisfactory to the Trustee that beneficial ownership interests in such Temporary Regulation S Global Security are owned either by non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act.

          The Rule 144A Global Security, the Temporary Regulation S Global Security and the Permanent Regulation S Global Security are collectively referred to herein as “Global Securities”. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.
          So long as the Initial Notes are represented by one or more Global Securities, notwithstanding anything to the contrary contained herein, the principal and interest payable on the Securities will be paid to the Depositary, or its nominee, as the registered owner of the Securities by wire transfer of immediately available funds consistent with the terms hereof.
          (b) This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.
          The Issuer shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as custodian for the Depositary.
          Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Issuer, the Trustee and any agent of the Issuer or the Trustee shall be entitled to treat the Depositary as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.
          2.2. Certificated Securities. Except as provided in Section 2.1 or Section 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of Definitive Securities.
          2.3. Authentication. The Trustee shall authenticate and deliver (a) Initial Notes in (i) an aggregate principal amount of $1,500,000,000 Floating Rate Notes due 2009; (ii) an aggregate principal amount of $2,250,000,000 5.00% Notes due 2011; and (iii) an aggregate principal amount of $2,000,000,000 5.25% Notes due 2016; (b) any Additional Notes for an original issue in an aggregate principal amount specified in an Issuer Order and (c) Exchange Securities for issue only in a Registered Exchange Offer pursuant to a Registration Rights

Agreement, for a like principal amount of Initial Notes upon an Issuer Order. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated.
          2.4. Transfer and Exchange.
          (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Registrar or a co-registrar with a request:
               (x) to register the transfer of such Definitive Securities; or
               (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:
               (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer and the Registrar or co-registrar, duly executed by the Holder thereof, together with signature guarantees, or its counsel duly authorized in writing; and
               (ii) if such Definitive Securities are required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.4 or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:
                    (A) if such Definitive Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or
                    (B) if such Definitive Securities are being transferred to the Issuer or its Subsidiary, a certification to that effect; or
                    (C) if such Definitive Securities are being transferred (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the Security) and (ii) if the Issuer so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.4(e)(i).

          (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security or a Permanent Regulation S Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed, together with signature guarantees, or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:
               (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A or (B) is being transferred after expiration of the Distribution Compliance Period by a Person who initially purchased such Security in reliance on Regulation S to a buyer who elects to hold its interest in such Security in the form of a beneficial interest in the Permanent Regulation S Global Security; and
               (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (b)(i)(A)) or Permanent Regulation S Global Security (in the case of a transfer pursuant to clause (b)(i)(B)) to reflect an increase in the aggregate principal amount of the Securities represented by the Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by the Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so cancelled. If no Rule 144A Global Securities or Permanent Regulation S Global Securities, as applicable, are then Outstanding, the Issuer shall issue and the Trustee shall authenticate, upon a written order of the Issuer in the form of an Officers’ Certificate of the Company, a new Rule 144A Global Security or Permanent Regulation S Global Security, as applicable, in the appropriate principal amount.
          (c) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.08 and Section 2.13 of the Indenture (and including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.
               (i) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.
               (ii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.13 of the Indenture), a Global Security may not be transferred as a whole except by the Depositary for such series to a nominee of the Depositary for such series or by a nominee of the Depositary for such series to the Depositary for such series or another nominee of the Depositary for such series or by the Depositary for such series or any such nominee to a successor Depositary for such series selected or approved by the Issuer or a nominee of such successor Depositary for such series.
               (iii) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.13 of the Indenture, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.4 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Issuer.
          (d) Restrictions on Transfer of Temporary Regulation S Global Securities. During the Distribution Compliance Period, beneficial ownership interests in Temporary Regulation S Global Securities may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures and only (i) to the Issuer or one of its subsidiaries, (ii) so long as such Security is eligible for resale pursuant to Rule 144A, to a Person whom the selling holder reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (iii) in an offshore transaction in accordance with Regulation S, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act or (v) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States.
          (e) Legend.
               (i) Except as permitted by the following paragraphs (ii), (iii) and (iv), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:
THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG ORACLE CORPORATION, OZARK HOLDING INC. AND THE INITIAL PURCHASERS, DATED JANUARY 13, 2006 (THE “REGISTRATION RIGHTS AGREEMENT”). THE ISSUER WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO IT AT ITS PRINCIPAL PLACE OF BUSINESS.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY OF THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO

RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN THE FORMS OF EXHIBITS TO THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
Each Definitive Security will also bear the following additional legend:
IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.
               (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the transferor thereof certifies in writing to the Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).
               (iii) After a transfer of any Initial Notes pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes, all requirements pertaining to legends relating to the restrictions on transfer relating to the Securities Act on such Initial Note will cease to apply, the requirements requiring any such Initial Note issued to certain Holders be issued in global form will cease to apply, and a certificated Initial Note or an Initial Note in global form, in each case without restrictive transfer legends, will be available to the transferee of the Holder of such Initial Note upon exchange of such transferring Holder’s certificated Initial Note or appropriate directions to transfer such Holder’s interest in the Global Security, as applicable.
               (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in certificated or global form, in each case without the restrictive securities legend relating to the restrictions on transfer relating to the Securities Act set forth in Exhibit 1 hereto will be available to Holders that exchange such Notes in such Registered Exchange Offer.
          (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, purchased or canceled, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.
(g) Obligations with Respect to Transfers and Exchanges of Securities.
               (i) To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar’s or co-registrar’s request.
               (ii) No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.08 and 2.09 of the Indenture).
               (iii) Neither the Issuer nor the Trustee shall be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days preceding the first mailing of notice of redemption of Securities of such series to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

               (iv) Prior to the due presentation for registration of transfer of any Security, the Issuer, the Trustee, the paying agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuer, the Trustee, the paying agent, the Registrar or any co-registrar shall be affected by notice to the contrary.
               (v) All Securities issued upon any transfer or exchange pursuant to the terms of the Officers’ Certificate to which the Appendix is attached and the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Securities surrendered upon such transfer or exchange.
(h) No Obligation of the Trustee.
               (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any beneficial ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.
               (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Officers’ Certificate or the Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of Officers’ Certificate or the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

EXHIBIT 1
to
APPENDIX
[Global Securities Legend]
     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.
     TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.
     [[FOR REGULATION S GLOBAL NOTE ONLY] UNTIL 40 DAYS AFTER THE CLOSING OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE U.S. SECURITIES ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]
[Restricted Securities Legend]
     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN

BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER OR ANY SUBSIDIARY OF THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN THE FORMS OF EXHIBITS TO THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
[Temporary Regulation S Global Security Legend]
     EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL SECURITY OR ANY OTHER SECURITY REPRESENTING AN INTEREST IN THE SECURITIES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD” (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY

REGULATION S GLOBAL SECURITY MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED THROUGH EUROCLEAR BANK S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM OR CLEARSTREAM BANKING, SOCIÉTÉ ANONYME AND ONLY (I) TO THE COMPANY, (II) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. HOLDERS OF INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE.
     BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE EXCHANGED FOR INTERESTS IN A RULE 144A GLOBAL SECURITY ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE SECURITIES IN COMPLIANCE WITH RULE 144A, AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL SECURITY FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT THE REGULATION S GLOBAL SECURITY IS BEING TRANSFERRED (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, (B) TO A PERSON WHO IS PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.
     BENEFICIAL INTERESTS IN A RULE 144A GLOBAL SECURITY MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN THE REGULATION S GLOBAL SECURITY, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF THE TRANSFEROR FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT IF SUCH TRANSFER IS BEING MADE IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 (IF AVAILABLE) AND THAT, IF SUCH TRANSFER OCCURS PRIOR TO THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, THE INTEREST TRANSFERRED

WILL BE HELD IMMEDIATELY THEREAFTER THROUGH EUROCLEAR BANK S.A./N.V. OR CLEARSTREAM BANKING, SOCIÉTÉ ANONYME.
[Definitive Securities Legend]
     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

EXHIBIT A
[FORM OF NOTE DUE 2009]
ORACLE CORPORATION
OZARK HOLDING INC.
Floating Rate Note due 2009

No.	CUSIP No.:
ISIN No.:
     $
     ORACLE CORPORATION, a Delaware corporation (the “Company”, which term includes any successor corporation), and OZARK HOLDING INC., a Delaware corporation (the “Co-Issuer”, which term includes any successor corporation), for value received jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of                   DOLLARS on January 13, 2009.
     Interest Payment Dates: January 13, April 13, July 13 and October 13 (each, an “Interest Payment Date”), commencing on April 13, 2006.
     Interest Record Dates: the Business Day preceding the Interest Payment Date (the “Interest Record Date”).
     Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, each of the Company and the Co-Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ORACLE CORPORATION

By:

Name:
Title:

By:

Name:
Title:

OZARK HOLDING INC.
By:

Name:
Title:

By:

Name:
Title:

     This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.
Dated: January 13, 2006

CITIBANK, N.A., as Trustee
By:	_____________________________
Authorized Signatory

(REVERSE OF NOTE)
ORACLE CORPORATION
OZARK HOLDING INC.
Floating Rate Note due 2009
     1. Interest.
     The Issuer promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 13, 2006. The Issuer will pay interest quarterly in arrears on each Interest Payment Date, commencing April 13, 2006. Interest will be computed on the basis of the actual number of days in an interest period and a 360-day year.
     The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.
     The interest rate for each interest period will be determined by the calculation agent. Initially, Citibank, N.A. will act as calculation agent. The Issuer may change any calculation agent without notice to the Holders. The interest rate for a particular interest period will be a per annum rate equal to three-month LIBOR as determined on the interest determination date plus 0.23%. The interest determination date for an interest period will be the second London business day preceding such interest period.
     A London business day is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
     On any interest determination date, LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000, as such rate appears on “Telerate Page 3750” at approximately 11:00 a.m., London time, on such interest determination date. If on an interest determination date, such rate does not appear on the “Telerate Page 3750” as of 11:00 a.m. (London time), or if the “Telerate Page 3750” is not available on such date, the Trustee will obtain such rate from Bloomberg L.P. page “BBAM.”
     If no offered rate appears on “Telerate Page 3750” or Bloomberg L.P. page “BBAM” on an interest determination date at approximately 11:00 a.m., London time, then the calculation agent (after consultation with the Issuer) will select four major banks in the London interbank market and shall request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the calculation agent will select three major banks in New York City and shall request each of them to provide a quotation of the rate offered by them at approximately 11:00 a.m., New York City time, on the interest determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable interest period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, LIBOR will be the arithmetic average of the quotations provided. Otherwise, the rate of LIBOR for the next interest period will be set equal to the rate of LIBOR for the then current interest period.
     Upon request from any Holder, the calculation agent will provide the interest rate in effect on the Notes for the current interest period and, if it has been determined, the interest rate to be in effect for the next interest period.
     Dollar amounts resulting from such calculation will be rounded to the nearest cent, with one-half cent being rounded upward.
     2. Paying Agent.
     Initially, Citibank, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.
     3. Indenture; Defined Terms.
     This Note is one of the Floating Rate Notes due 2009 (the “Notes”) issued under an Indenture, dated as of January 13, 2006, among the Company, the Co-Issuer and the Trustee, and an Officers’ Certificate dated January 13, 2006, issued pursuant to Section 2.01 and Section 2.03 thereto (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.
     For purposes of this Note, the “Issuer” means, unless otherwise explicitly provided in this Note or the Indenture, each of the Company and the Co-Issuer until the consummation of the Discharge Event, from which time the “Issuer” shall mean solely the Remaining Obligor. Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.
     4. Discharge of One of the Obligors on this Note; Remaining Obligor
     Upon the consummation of a Discharge Event, either the Company or the Co-Issuer will be discharged from the obligation to pay the principal and interest on the Notes and from all other obligations and covenants under the Indenture and the Notes, and the Remaining Obligor shall be the sole Issuer (and sole obligor) under the Notes and the Indenture.
     5. Denominations; Transfer; Exchange.
     The Notes are in registered form, without coupons, in denominations of $1,000 and multiples of $1,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.
     6. Registration Rights
     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated January 13, 2006, between the Company, the Co-Issuer and the Initial Purchasers named therein (the “Registration Rights Agreement”). The interest rate on this Note will increase by a rate of 0.25% per annum upon the occurrence of certain events specified in the Registration Rights Agreement for the periods specified therein.
     7. Amendment; Supplement; Waiver.
     Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the

Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.
     8. Redemption.
     The Issuer may at its option redeem any of the Notes in whole or in part at any time on or after January 16, 2007, at the principal amount of the Notes being redeemed, plus accrued interest.
     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.
     9. Defaults and Remedies.
     If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.
     10. Authentication.
     This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

     11. Abbreviations and Defined Terms.
     Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     12. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.
     13. Governing Law.
     The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM
To assign this Note, fill in the form below:
I or we assign and transfer this Note to
(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint                  agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                                          Your Signature:

Sign exactly as your name appears on the other side of this Note.
In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:
CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	pursuant to an effective registration statement under the United States Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the United States Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the United States Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the United States Securities Act in compliance with Rule 904 under the United States Securities Act of 1933; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the United States Securities Act of 1933.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the United States Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature
     Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the United States Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	Notice:	To be executed by
an executive officer

SCHEDULE OF EXCHANGES OF NOTES
The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Principal amount of
this Global Note
	Amount of decrease	Amount of increase	following such	Signature of
	in principal amount	in principal amount	decrease (or	authorized officer of
Date of Exchange	of this Global Note	of this Global Note	increase)	Trustee

EXHIBIT B
[FORM OF NOTE DUE 2011]
ORACLE CORPORATION
OZARK HOLDING INC.
5.00% Note due 2011

No.	CUSIP No.: ISIN No.: $
     ORACLE CORPORATION, a Delaware corporation (the “Company”, which term includes any successor corporation), and OZARK HOLDING INC., a Delaware corporation (the “Co-Issuer”, which term includes any successor corporation), for value received jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of                      DOLLARS on January 15, 2011.
     Interest Payment Dates: January 15 and July 15 (each, an “Interest Payment Date”), commencing on July 15, 2006.
     Interest Record Dates: January 1 and July 1 (each, an “Interest Record Date”).
     Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, each of the Company and the Co-Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ORACLE CORPORATION

By:
Name:
Title:

By:
Name:
Title:

OZARK HOLDING INC.

By:
Name:
Title:

By:
Name:
Title:

     This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.
Dated: January 13, 2006

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)
ORACLE CORPORATION
OZARK HOLDING INC.
5.00% Note due 2011
     14. Interest.
     The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 13, 2006. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing July 15, 2006. Interest will be computed on the basis of a 360-day year of twelve 30-day months in a manner consistent with Rule 11620(b) of the NASD Uniform Practice Code.
     The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.
     15. Paying Agent.
     Initially, Citibank, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.
     16. Indenture; Defined Terms.
     This Note is one of the 5.00% Notes due 2011 (the “Notes”) issued under an Indenture, dated as of January 13, 2006, among the Company, the Co-Issuer and the Trustee, and an Officers’ Certificate dated January 13, 2006, issued pursuant to Section 2.01 and Section 2.03 thereto (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.
     For purposes of this Note, the “Issuer” means, unless otherwise explicitly provided in this Note or the Indenture, each of the Company and the Co-Issuer until the consummation of the Discharge Event, from which time the “Issuer” shall mean solely the Remaining Obligor. Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.
     17. Discharge of One of the Obligors on this Note; Remaining Obligor
     Upon the consummation of a Discharge Event, either the Company or the Co-Issuer will be discharged from the obligation to pay the principal and interest on the Notes and from all other obligations and covenants under the Indenture and the Notes, and the Remaining Obligor shall be the sole Issuer (and sole obligor) under the Notes and the Indenture.
     18. Denominations; Transfer; Exchange.
     The Notes are in registered form, without coupons, in denominations of $1,000 and multiples of $1,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.
     19. Registration Rights
     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated January 13, 2006, between the Company, the Co-Issuer and the Initial Purchasers named therein (the “Registration Rights Agreement”). The interest rate on this Note will increase by a rate of 0.25% per annum upon the occurrence of certain events specified in the Registration Rights Agreement for the periods specified therein.
     20. Amendment; Supplement; Waiver.
     Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the

Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.
     21. Redemption.
     The Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:
     (i) 100% of the principal amount of the Notes to be redeemed, and
     (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, plus in each case accrued interest thereon to the date of redemption.
     Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.
     “Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the obligor will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
     “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.
     22. Defaults and Remedies.
     If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.
     23. Authentication.
     This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.
     24. Abbreviations and Defined Terms.
     Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     25. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.
     26. Governing Law.
     The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM
To assign this Note, fill in the form below:
I or we assign and transfer this Note to
(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint          agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:                                          Your Signature:

Sign exactly as your name appears on the other side of this Note.
In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:
CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	pursuant to an effective registration statement under the United States Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the United States Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the United States Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the United States Securities Act in compliance with Rule 904 under the United States Securities Act of 1933; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the United States Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the United States Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature
     Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the United States Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	Notice:	To be executed by
an executive officer

SCHEDULE OF EXCHANGES OF NOTES
The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Principal amount of
this Global Note
	Amount of decrease	Amount of increase	following such	Signature of
	in principal amount	in principal amount	decrease (or	authorized officer of
Date of Exchange	of this Global Note	of this Global Note	increase)	Trustee

EXHIBIT C
[FORM OF NOTE DUE 2016]
ORACLE CORPORATION
OZARK HOLDING INC.
5.25% Note due 2016

No.	CUSIP No.:
ISIN No.:

$
     ORACLE CORPORATION, a Delaware corporation (the “Company”, which term includes any successor corporation), and OZARK HOLDING INC., a Delaware corporation (the “Co-Issuer”, which term includes any successor corporation), for value received jointly and severally promise to pay to CEDE & CO. or registered assigns, the principal sum of ___  DOLLARS on January 15, 2016.
     Interest Payment Dates: January 15 and July 15 (each, an “Interest Payment Date”), commencing on July 15, 2006.
     Interest Record Dates: January 1 and July 1 (each, an “Interest Record Date”).
     Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, each of the Company and the Co-Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

ORACLE CORPORATION
By:
Name:
Title:

By:
Name:
Title:

OZARK HOLDING INC.
By:
Name:
Title:

By:
Name:
Title:

     This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.
Dated: January 13, 2006

CITIBANK, N.A., as Trustee
By:
Authorized Signatory

(REVERSE OF NOTE)
ORACLE CORPORATION
OZARK HOLDING INC.
5.25% Note due 2016
     27. Interest.
     The Issuer promises to pay interest on the principal amount of this Note at the rate per annum shown above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 13, 2006. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing July 15, 2006. Interest will be computed on the basis of a 360-day year of twelve 30-day months in a manner consistent with Rule 11620(b) of the NASD Uniform Practice Code.
     The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.
     28. Paying Agent.
     Initially, Citibank, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.
     29. Indenture; Defined Terms.
     This Note is one of the 5.25% Notes due 2016 (the “Notes”) issued under an Indenture, dated as of January 13, 2006, among the Company, the Co-Issuer and the Trustee, and an Officers’ Certificate dated January 13, 2006, issued pursuant to Section 2.01 and Section 2.03 thereto (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.
     For purposes of this Note, the “Issuer” means, unless otherwise explicitly provided in this Note or the Indenture, each of the Company and the Co-Issuer until the consummation of the Discharge Event, from which time the “Issuer” shall mean solely the Remaining Obligor. Unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.
     30. Discharge of One of the Obligors on this Note; Remaining Obligor
     Upon the consummation of a Discharge Event, either the Company or the Co-Issuer will be discharged from the obligation to pay the principal and interest on the Notes and from all other obligations and covenants under the Indenture and the Notes, and the Remaining Obligor shall be the sole Issuer (and sole obligor) under the Notes and the Indenture.
     31. Denominations; Transfer; Exchange.
     The Notes are in registered form, without coupons, in denominations of $1,000 and multiples of $1,000. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.
     32. Registration Rights
     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated January 13, 2006, between the Company, the Co-Issuer and the Initial Purchasers named therein (the “Registration Rights Agreement”). The interest rate on this Note will increase by a rate of 0.25% per annum upon the occurrence of certain events specified in the Registration Rights Agreement for the periods specified therein.
     33. Amendment; Supplement; Waiver.
     Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note.
     34. Redemption.

     The Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:
     (i) 100% of the principal amount of the Notes, and
     (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus in each case accrued interest thereon to the date of redemption.
     Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.
     “Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.
     “Reference Treasury Dealer” means (i) Citigroup Global Markets Inc., J.P. Morgan Securities Inc. or Wachovia Capital Markets, LLC (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the obligor will substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Issuer.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.
     “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
     Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by lot by the Depositary, in the case of Notes represented by a Global Note, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Note.
     35. Defaults and Remedies.
     If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.
     36. Authentication.
     This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.
     37. Abbreviations and Defined Terms.
     Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     38. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.
     39. Governing Law.
     The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM
To assign this Note, fill in the form below:
I or we assign and transfer this Note to
(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)
and irrevocably appoint                    agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: ______________________ Your Signature: _________________________

Sign exactly as your name appears on the other side of this Note.
In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with its terms:
CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	pursuant to an effective registration statement under the United States Securities Act of 1933; or

(3)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the United States Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the United States Securities Act of 1933; or

(4)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the United States Securities Act in compliance with Rule 904 under the United States Securities Act of 1933; or

(5)	☐	pursuant to the exemption from registration provided by Rule 144 under the United States Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the United States Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature
     Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the United States Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

	Notice:	To be executed by
an executive officer

SCHEDULE OF EXCHANGES OF NOTES
The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Principal amount of
this Global Note
	Amount of decrease	Amount of increase	following such	Signature of
	in principal amount	in principal amount	decrease (or	authorized officer of
Date of Exchange	of this Global Note	of this Global Note	increase)	Trustee